AMENDMENT
TO
INTEGER HOLDINGS CORPORATION 2016 STOCK INCENTIVE PLAN
INTEGER HOLDINGS CORPORATION 2011 STOCK INCENTIVE PLAN

WHEREAS, Integer Holdings Corporation (“Integer”) maintains the Integer Holdings Corporation 2016 Stock Incentive Plan (the “2016 Plan”) and the Integer Holdings Corporation 2011 Stock Incentive Plan (the “2011 Plan” and together with the 2016 Plan, the “Plans”);
WHEREAS, the Plans may be amended, at any time, by the Board of Directors of Integer, provided that any amendment may not reduce a Participant’s rights under any outstanding Incentive Award without the Participant’s consent;
WHEREAS, with respect to Incentive Awards made on or after January 1, 2020, the Board of Directors wishes to amend the Plans to delete the provisions thereunder providing for the “single trigger” automatic acceleration of vesting of an Incentive Award upon a Change in Control.
NOW, THEREFORE, with respect to Incentive Awards made on or after January 1, 2020, the Plans are amended as follows:
1.Section 7(f) of the 2016 Plan is deleted in its entirety and replaced as follows:
(f)    Change in Control
Unless otherwise provided in an Award Agreement or any separate agreement with a Participant, upon the occurrence of a Change in Control, the Committee may, with respect to any Option, take any one or more of the actions set forth in Section 3(f)(i)-(v) of the 2016 Plan.
2.Section 7(f) of the 2011 Plan is deleted in its entirety and replaced as follows:
(f)    Change in Control
Unless otherwise provided in an Award Agreement or any separate agreement with a Participant, upon the occurrence of a Change in Control, the Committee may, with respect to any Option, take any one or more of the actions set forth in Section 3(e)(i)-(v) of the 2011 Plan.
3.Section 8(e) of the 2016 Plan is deleted in its entirety and replaced as follows:
(e)    Change in Control
Unless otherwise provided in an Award Agreement or any separate agreement with a Participant, upon the occurrence of a Change in Control, the Committee may, with respect to any SAR, take any one or more of the actions set forth in Section 3(f)(i)-(v) of the 2016 Plan.

4.Section 8(e) of the 2011 Plan is deleted in its entirety and replaced as follows:
(e)    Change in Control
Unless otherwise provided in an Award Agreement or any separate agreement with a Participant, upon the occurrence of a Change in Control, the Committee may, with respect to any SAR, take any one or more of the actions set forth in Section 3(e)(i)-(v) of the 2011 Plan.
5.Section 9(h) of the 2016 Plan is deleted in its entirety and replaced as follows:
(h)    Change in Control.
Unless otherwise provided in an Award Agreement or any separate agreement with a Participant, upon the occurrence of a Change in Control, the Committee may, with respect to any share of Restricted Stock, take any one or more of the actions set forth in Section 3(f)(i)-(v) of the 2016 Plan.
6.Section 9(h) of the 2011 Plan is deleted in its entirety and replaced as follows:
(h)    Change in Control.
Unless otherwise provided in an Award Agreement or any separate agreement with a Participant, upon the occurrence of a Change in Control, the Committee may, with respect to any share of Restricted Stock, take any one or more of the actions set forth in Section 3(e)(i)-(v) of the 2011 Plan.
7.Section 10(f) of the 2016 Plan is deleted in its entirety and replaced as follows:
(f)    Change in Control
Unless otherwise provided in an Award Agreement or any separate agreement with a Participant, upon the occurrence of a Change in Control, the Committee may, with respect to any Restricted Stock Unit, take any one or more of the actions set forth in Section 3(f)(i)-(v) of the 2016 Plan.
8.Section 10(e) of the 2011 Plan is deleted in its entirety and replaced as follows:
(e)    Change in Control
Unless otherwise provided in an Award Agreement or any separate agreement with a Participant, upon the occurrence of a Change in Control, the Committee may, with respect to any Restricted Stock Unit, take any one or more of the actions set forth in Section 3(e)(i)-(v) of the 2011 Plan.
9.All capitalized terms used but not defined in this Amendment but defined in the Plans shall have the meanings given them therein.

10.Except to the extent amended hereby, the terms and conditions of the Plans remain in full force and effect.
Dated: October 9, 2019